OTHER INFORMATION (Details Narrative)	12 Months Ended
Dec. 31, 2022
Other Currency U S D [Member]
IfrsStatementLineItems [Line Items]
Description Senior Notes In The International Market	On January 18, 2022, Bradesco announced to the market the issuance of its first Sustainable Bond linked to socioenvironmental criteria in the total amount of US$500 million (approximately R$ 2,863 million), the Bond is a sustainable international senior debt issue with a maturity of 60 months and a copon of 4.375% p.a.